SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 20, 1997

                           FLAG FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

         Georgia                    0-24532                     58-2094179
(State of Incorporation)     (Commission file No.)             (I.R.S. Employer
                                                            Identification No.)



                           101 North Greenwood Street
                             LaGrange, Georgia 30241
          (Address if principal executive offices, including zip code)
                                (706) 845-5000
              (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant

     On February 20, 1997, the Company engaged Porter Keadle Moore, LLP as independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1997 and elected not to renew the engagement of the Company's previous independent accountants, Robinson, Grimes & Company, P.C. No adverse opinions or disclaimers of opinion were given by Robinson, Grimes & Company, P.C. during the fiscal years ended December 31, 1995 and 1996, nor were any of their opinions qualified as to uncertainty, audit scope, or accounting principle, during the time Robinson, Grimes & Company was engaged. There were no disagreements or reportable events of any nature between the Company and Robinson, Grimes & Company, P.C. during the fiscal years ended December 31, 1995, 1996, and the subsequent interim period through February 20, 1997 as described in Items 304(a) (1) (iv) and (v) of Regulation S-K. The decision was approved by the Company's Audit Committee and Board of Directors.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FLAG FINANCIAL CORPORATION
                                                       (Registrant)


                                                        John S. Holle
                                            ------------------------------------
                                                        John S. Holle
                                            Chairman of the Board, President and
                                                    Chief Executive Officer

Date:  February 21, 1997